MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Grantor Trust 1993-1
September 1, 1996 through September 30, 1996

ORIGINAL DEAL PARAMETERS

Original Total Portfolio       		    $392,286,205.79
Class A Cert Ownership Interest of the Trust	    	    88.00%
Original Class A Cert Balance 		    $345,211,861.10
Class A Cert Rate		                              4.00%
Original Class B Cert Balance			     $47,074,344.69
Class B Cert Rate			                         4.00%
Servicing Fee Rate			                         1.00%
Original Wtd Avg Coupon(WAC)			              11.93%
Original Wtd Avg Remaining Term(WAM)			    46.09
Number of Contracts			                       41,627
Reserve Fund
  Reserve Fund Initial Deposit Percent		    	     0.15%
  Reserve Fund Initial Deposit		        $588,429.31
  Specified Reserve Fund Balance Percent	          0.75%
  Specified Reserve Fund Balance 		      $2,942,146.54
  Reserve Fund Floor Percent			               2.00%
  Reserve Fund Floor Amount			      $7,845,724.12
  Reserve Fund Floor Trigger Amount          $58,842,930.87
Yield Supplement Account Initial Deposi         $135,000.00
  Yield Supplement Account Floor Amount		    $25,000.00

PREVIOUS MONTHLY SERVICER REPORT INFORMATION

Total Portfolio Outstanding		    	      47,409,877.58
Total Portfolio Pool Factor			          0.1208553
Class A Certificate Balance			      41,720,692.27
Class A Principal Factor			               0.1208553
Class B Certificate Balance			       6,159,474.71
Reserve Fund Balance			           $7,845,724.12
Yield Supplement Account Balance			    135,000.00
Payahead Account Balance			              722,847.09
Cum Net Pmt Adv for Precomputes			  1,308,949.82
Cum Net Losses for All Prior Periods   		  7,957,939.65
Wtd Avg Remaining Coupon(WAC)			              11.19%
Wtd Avg Remaining Term(WAM)			              17.62
Number of Contracts			                       13,357

CURRENT COLLECTION PERIOD INFORMATION

Precomputed Contracts Principal
  Scheduled Principal Reduction			  2,746,352.48
  Prepayments in Full			              886,520.79
  Prepayments in Full Due to Repurchases		63,275.49
Precomputed Contracts Total Collections     	  3,919,429.74
Simple Interest Contracts			                  0
  Collected Principal			              571,948.55
  Collected Interest			               51,670.08
  Repurchased Receivables Principal 			16,307.24
  Repurchased Receivables Interest			          0.00
Yield Supplement Payment Amounts			             0
  For Subvened Contracts			                  102.53
  For Recast Contracts			                6,572.18
Net Pmt Adv for Precomputes		          	33,663.49
Net Payment Adv. for Simple Int. Contracts    	   765.84
Net Change in Payahead Account Balance	         (53,601.78)
Rule of 78s Payment			                     4,605.24
Wtd Avg Remaining Coupon(WAC)			              11.16%
Wtd Avg Remaining Maturity(WAM)			         16.93
Remaining Number of Contracts			             12,562

Delinquent Contracts		             Contracts
  31-60 Days		                          651 	4.87%
  61-90 Days		                          190 	1.42%
  Over 90 Days		                           78 	0.58%
Amount
  31-60 Days						$2,411,718.14 	5.09%
  61-90 Days						  $702,974.09  1.48%
  Over 90 Days		                      $283,513.74  0.60%

Reserve Fund Investment Inc.
      -- Paid to Class B Cert. Holder			28,056.77
Aggregate Net Losses			               (5,044.20)
Number of Loans Defaulted During			            48
  Gross Prin Bal of Liquidated Receivables	   $132,511.35
  Net Liq. Proceeds   (Inc. Recoveries
     on Prev. Liquidations)			         137,555.55
Number of Vehicles Repossessed During			       18
Collection Acct Invest Income			          15,514.09
Payahead Acct Invest Income			           2,663.62
Yield Supplement Acct Invest Income			   497.46

COLLECTIONS
Principal Pmts Received (exc Repurchases)      4,204,821.82
Interest Pmts Received 			              432,166.53
Aggregate Net Liquidation Proceeds Received	    137,555.55
Principal on Repurchased Contracts			     79,582.73
Interest on Repurchased Contracts			          0.00
Total Collections			                 4,854,126.63
Net Simple Interest Adv Amt 			             765.84
Total Available Amount			            4,854,892.47
Draw for Class A Dist Amt and Servicing Fee			0.00
Draw for Cutoff Advance Reimbursements			     0.00
Total Available Amount Inc Draw for Class A	 $4,854,892.47

DISTRIBUTIONS
Principal Pmts Received (exc Repurchases)      4,204,821.82
Principal on Repurchased Contracts 			79,582.73
Gross Princ Bal of Liquidated Receivables	    132,511.35
Total Principal Reduction			       4,416,915.90
Class A Distributable Amount
  Class A Monthly Interest Payment			    139,068.97
  Monthly Principal to Class A 			  3,886,885.99
  Total Distributable Amount			       4,025,954.96
  Residual("Tail Piece")			                   10.04
Class B Distributable Amount
  Class B Monthly Interest Pmt			     20,531.58
  Monthly Principal to Class B			    530,029.91
  Total Class B Amt			                   550,561.49
Required Distributions
  Reimbursement of Servicer Advances at Cut-off 		0.00
  Rule of 78s Payment to Servicer 			      4,605.24
  Servicing Fee			                    39,508.23
  Class A Amount			                 4,025,954.96
  Class B Amount			                   550,561.49
  Net Distribution to Reserve Fund			    234,262.55
Total Amount Distributed			           $4,854,892.47

POOL BALANCES AND PORTFOLIO INFORMATION
						Beginning	        End
						of Period	      of Period
Balances and Principal Factors
  Total Pool Balance	    $47,409,877.58  $42,992,961.68
  Total Pool Factor		         0.1208553       0.1095959
  Class A Cert Balance		41,720,692.27 	 37,833,806.28
  Class A Principal Factor	    0.1208553 	     0.1095959
  Class B Cert Balance		 6,159,474.71 	  5,629,444.80
Portfolio Information
  Wtd Avg Coupon (WAC)		        11.19%	         11.16%
  Wtd Avg Maturity (WAM) 		   17.62 	         16.93
  Remaining Number of Contracts	  13,357 	        12,562

RESERVE FUND TRANSACTIONS

Beginning Balance			                $7,845,724.12
Draw for Advances			                   $34,429.33
Draw for Class A Dist Amt & Servicing Fee		    $0.00
Amount Available for Deposit			        $784,824.04

Balance Prior to Release			           $8,596,118.83
Required Amount			                $7,845,724.12
Release to Seller ("EXCESS")			        $199,833.22
Ending Balance			                     $7,845,724.12

NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

Aggregate Net Losses for Collection Period	    ($5,044.20)
Liquidated Contracts
  Gross Prin Bal of Liquidated Receivables  	   $132,511.35
  Net Liquidation Proceeds Received		   $137,555.55
  During the Collection Period
Cumulative Net Losses for all Periods	    	 $7,952,895.45
Delinquent and Repossessed Contracts
		                                Contracts
  31-60 Days		                          651 	4.87%
  61-90 Days		                          190 	1.42%
  Over 90 Days		                           78 	0.58%
  Vehicles Repossessed		                 18 	0.13%

Amount
  31-60 Days		                 2,411,718.14 	5.09%
  61-90 Days		                   702,974.09 	1.48%
  Over 90 Days		                   283,513.74 	0.60%

TESTS FOR INCREASE IN RESERVE FUND BALANCE

Annualized Ratio of Net Losses to the
  Pool Balance as of Each Collection Period.
  Second Preceding Collection Period	    		    -1.55%
  Preceding Collection Period			               0.14%
  Current Collection Period			              -0.13%
  Three Month Average			                   -0.51%
Ratio of Balance of Receivables that are
  Delinquent 60 Days or More to the
  Outstanding Pool Balance as of Each Collection Period.
  Second Preceding Collection Period			     1.93%
  Preceding Collection Period			               2.03%
  Current Collection Period			               2.08%
  Three Month Average			                    2.01%

Loss and Delinquency Trigger Indicator	Trigger Was Hit....
Pool Balance Trigger Indicator		Trigger Was Hit....

RECONCILIATION OF SERVICER ADVANCES AT CUT-OFF

Initial Servicer Advance			            1,745,869.41
Prior Servicer Advance Reimbursements		  1,745,869.41
Current Servicer Advance Reimbursements		 	     0.00
Reimburse of Servicer Advances per Lewtan Reports:	0.00
(may be deferred to build up reserve fund)
Dist of Prior Reimbursements Deferred
  for Reserve Fund Build Up:			               0.00
Remaining Unreimbursed Servicer Advances			0.00

RECONCILIATION OF COLLECTION AND CERTIFICATE ACCOUNTS

Transfers Into Collection Account
  Daily Collections			                $4,680,603.92
  From Reserve to Class A Dist Amt & Servicing Fe	    $0.00
  Net Pmt Advs from Reserve Fund			    $34,429.33
  Deposit from Payahead Account			    $53,601.78
  Collection Acct Investment Income		    $15,514.09
  Total Transfers Into Collection Account	 $4,784,149.12
Transfer from Collection to Cert Acct		 $4,784,149.12
Transfers From Certificate Account
  Class A Certificate Holders			      $4,025,954.96
  Service Fee			                        $39,508.23
  Rule of 78 Payments			               $4,605.24
  Net Distribution to Reserve Fund			   $234,262.55
  Net Recovery of Pmt Advs to Reserve Fund		    $0.00
  Deposit to Payahead Account			              $0.00
  Class B Certificate Holder			        $550,561.49
Yield Supplement Amount			              ($6,674.71)
  Collection Account Investment Income		    $15,514.09
  Total Repurchases			                  ($79,582.73)
  Total Distributions from Cert Acct		 $4,784,149.12

RECONCILIATION OF RESERVE FUND
Beginning Balance			                $7,845,724.12
Transfers Into Reserve
  Dist from Cert Acct(Net of Payment Adv.)	   $234,262.55
  Net Recovery of Pmt Adv from Cert Acct		    $0.00
  Reserve Investment Income			         $28,056.77
  Total Transfers Into Reserve			   $262,319.32
Total Transfers In and Beginning Balance	 $8,108,043.44

Distributions From Reserve Fund
  To Collection Acct for Class A Amt & Srvc Fee  $34,429.33
  Net Payment Advances to Collection Account	   $199,833.22
  Reserve Fund Released to Seller			         $0.00
  Reimbursement of Servicer Advances		    $28,056.77
  Reserve Fund Invest Inc Dist			         $0.00
    to Class B Cert Holders
  Total Transfers From Reserve Fund	    	   $262,319.32
Ending Balance			                     $7,845,724.12
Total Distributions and Ending Balance		 $8,108,043.44

RECONCILIATION OF PAYAHEAD ACCOUNT
Beginning Balance			                  $722,847.09
Transfers Into Payahead Account
  Distribution from Certificate Account			    $0.00
  Payahead Account Investment Income			    $0.00
  Total Transfers Into Payahead Account			$2,663.62
Total Transfers In and Beginning Balance	   $725,510.71

Distributions From Payahead Account
  Net Payahead Transfer to Collection Acct	    $53,601.78
  Transfer Investment Income to Servicer 		$2,663.62
  Total Transfers From Payahead Acct		    $56,265.40
Payahead Account Ending Balance			   $669,245.31
Total Distributions and Ending Balance		   $725,510.71

DISTRIBUTION SUMMARY

Distributions From Certificate Account
  To Class A Certificate Holders 			$4,025,944.92
  To Servicer / MMCA			            ($26,629.88)
  To Seller / MARI			                 $550,571.53
  To Reserve Fund			                 $234,262.55
  To Payahead Account 			                  $0.00
  Total Distributions From Cert Acct		$4,784,149.12

Distributions From Reserve Fund
  To Collection Account			             $34,429.33
  To MMCA			                                 $0.00
  To MARI			                           $227,889.99
Total Dist From Reserve Fund			       $262,319.32

Distributions From Payahead Acct
  To Collection Account			             $53,601.78
  Investment Income to Servicer			    $2,663.62
Total Distributions From Payahead Acct		   $56,265.40

Distributions From Yield Supplement Acct
  To Collection Account 			              $6,674.71
  Investment Income to Seller			           $497.46
Total Distributions From Yield Supplement Acct   $7,172.17

Total Distributions From All Accounts to:
  Class A Certificate Holders			     $4,025,944.92
  Servicer / MMCA			                 ($23,966.26)
  Seller / MARI			                 $778,958.98
  Collection Account			             $94,705.82
  Reserve Fund			                      $234,262.55
  Payahead Account			                       $0.00
Total Distributions From All Accounts		$5,109,906.01